Exhibit 99.1

KPMG LLP 1676 International Drive McLean, VA 22102

Independent Accountants’ Report on Applying Agreed-Upon Procedures

Prima Capital Advisors LLC

Prima Capital CRE Securitization 2015-V Depositor Corp. (together, the “Company”)

UBS Securities LLC

(together, the “Specified Parties”)

Re:	Prima Capital CRE Securitization 2015-V Ltd. – Loan File Procedures

We have performed the procedures described below, which were agreed to by the Specified Parties, solely to assist the Specified Parties with the certain information pertaining to the mortgage loans, mezzanine loans, commercial mortgage backed securities (CMBS) and REIT Bonds (the “Collateral Interests”) which we were informed are to be included as collateral in the offering of the Notes for Prima Capital CRE Securitization 2015-V Ltd. This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

For purposes of this report, we have completed the loan file procedures explained below and have performed procedures on the information you have requested. Unless otherwise noted, the following definitions have been adopted in presenting our procedures and findings:

•	The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were attributable to rounding.
•	The term “rounding” means that amounts and percentages were within $1.00 and 0.1%, respectively.
•	The phrase “Data File” means the electronic data file provided to us by the Company on November 20, 2015 containing data with respect to the Collateral Interests.
•	The phrase “Compared Attributes” means the list of fields in the Data File which were selected by the Company for us to perform procedures and listed in Attachment A.
•	The phrase “Reference Data” means the copies of source documents made available by the Company or obtained from third party sources and listed in Attachment A.
•	The term “Instructions” means the instructions provided by the Company pertaining to a procedure, specific attribute, methodology or value and described in Attachment B.

The Company is responsible for the information contained in the Data File.

We were instructed by the Company to perform the agreed-upon procedures on the all of Collateral Interests in the Data File.

Prima Capital CRE Securitization 2015-V Ltd.

December 2, 2015

A.	For each of the Collateral Interests in the Data File, we compared the Compared Attributes in the Data File to the corresponding information set forth in the Reference Data (subject to the Instructions). Where more than one document is indicated, we used the highest priority document that we could locate in the Reference Data. The document priority is the order provided by the Company, which is summarized on Attachment A, with the highest priority document listed first.

We found such information in the Data File to be in agreement.

There were no conclusions that resulted from the procedures.

We were not engaged to, and did not conduct an audit, examination or review, the objectives of which would be the expression of an opinion or conclusion, respectively, on the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The procedures performed were applied based on the methodologies, assumptions and information provided to us by the Company, without verification or evaluation of such methodologies, assumptions, documents and information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the methodologies, assumptions or information provided to us by the Company, (ii) the physical existence of the Collateral Interests, (iii) the reliability or accuracy of the documents furnished to us by the Company or third party Reference Data sources which were used in our procedures, (iv) the adequacy of the disclosures in the Data File, (v) as to whether any of the statements expressed therein omit any material facts, or (vi) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Mortgage Loans to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Collateral Interest being securitized, (iii) the compliance of the originator of the Collateral Interests with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Collateral Interests that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

This report is intended solely for the information and use of Prima Capital Advisors LLC and UBS Securities LLC. It is not intended to be and should not be used by any other person or entity, including investors and NRSROs, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

December 2, 2015

ATTACHMENT A

COMPARED ATTRIBUTES

Attribute – Mortgage Loans	Source Document
Asset Type	Provided by the Company
Name	Provided by the Company
Property Type	Appraisal
Location	Appraisal
Original Balance	Promissory Note, Deed of Trust, Mortgage
Current Balance	Recompute using the Original Balance, Rate Type, Amortization Type, Interest Calc Method, Interest-Only Period (Mos), Original Term to Maturity, Maturity Date, and Collateral Interest Interest Rate. Assume all scheduled payments of principal and/or interest on the Mortgage Loans are made and that there are no prepayments or other unscheduled collections.
Future Funding Balance	Promissory Note, Deed of Trust, Mortgage
Note Date	Promissory Note
Rate Type (Fixed / Floating)	Loan Agreement, Promissory Note, Deed of Trust, Mortgage
Collateral Interest Interest Rate	Loan Agreement, Promissory Note, Deed of Trust, Mortgage
Interest Calc Method	Loan Agreement, Promissory Note, Deed of Trust, Mortgage
Amortization Type	Loan Agreement, Promissory Note, Deed of Trust, Mortgage
Interest- Only Period (Mos)	Loan Agreement, Promissory Note, Deed of Trust, Mortgage
Original Term to Maturity	Loan Agreement, Promissory Note, Deed of Trust, Mortgage
Amort Term (Mos)	Loan Agreement, Promissory Note, Deed of Trust, Mortgage
Maturity Date	Loan Agreement, Promissory Note, Deed of Trust, Mortgage
Extended Maturity Date	Loan Agreement, Promissory Note, Deed of Trust, Mortgage
Lock-Out / Prepayment Penalty End Date	Loan Agreement, Promissory Note, Deed of Trust, Mortgage
Open Date	Loan Agreement, Promissory Note, Deed of Trust, Mortgage
Appraised Value	Appraisal
Appraisal Date	Appraisal
Collateral Interest Reference Date LTV	Provided by the Company

Attribute – CMBS	Source Document
Indentifier/CUSIP	Provided by the Company
Issue	Intex / Bloomberg
Class	Intex / Bloomberg
Ratings	Rating Agency Websites/Bloomberg
Aggregate Original Balances	Intex / Bloomberg
Contributed Original Balances	Intex / Bloomberg
Contributed Current Balances	Intex / Bloomberg

Attribute – REITs	Source Document
Indentifier/CUSIP	Provided by the Company
Asset Type	Provided by the Company
Investment Name	Provided by the Company

A-1

Attribute – REITs	Source Document
REIT Name	Provided by the Company
Ticker	Bloomberg
Ratings	Ratings Agency Website/Bloomberg
Balance	Provided by the Company
Interest Rate	Bloomberg/Note Purchase Agreements
Maturity Date	Bloomberg/Note Purchase Agreements

▪	“Bloomberg” – refers to information obtained from the Bloomberg L.P. application.
▪	“Intex” – refers to information obtained from Intex Solutions application Intex Desktop.
▪	“Rating Agency Website” – refers to information obtained from the Moody’s website, S&P, Fitch, Kroll or Morninstar Websites.

A-2

ATTACHMENT B

INSTRUCTIONS

1.	For those Compared Attributes with the Source Document indicated as “Provided by the Company,” we were instructed by the Company to assume the attribute is accurate and not perform any procedure.
2.	For the Collateral Interests listed below, we were instructed by the Company to no perform any procedure on these attributes.
Mortgage Loan	Attribute	Company Instruction
Seaport Center	Open Date	Provided by the Company
599 Broadway	Open Date	Provided by the Company
Merchandise Mart	Open Date	Provided by the Company
American Metro Center	Open Date	Provided by the Company
876 Broadway	Current Balance	Provided by the Company

B-1